Exhibit 99.2
Car Communication Holding GmbH

Audited Consolidated Financial Statements, including a
German GAAP to US GAAP reconciliation note

for the Financial Years ended
December 31, 2011, 2010 and 2009
(expressed in thousands of EUR)

May 29, 2012

Report of Independent Auditors

To Car Communication Holding GmbH, Neckartenzlingen/Germany:
We have audited the accompanying consolidated financial statements, comprising the consolidated balance sheets as of December 31, 2011, and December 31, 2010, the related consolidated income statements, cash flow statements and statements of shareholders' equity for the business years from January 1 to December 31, 2011, January 1 to December 31, 2010, and January 1 to December 31, 2009, and the notes to the consolidated financial statements, of Car Communication Holding GmbH, Neckartenzlingen/Germany and its subsidiaries. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Car Communication Holding GmbH, Neckartenzlingen/Germany, and its subsidiaries at December 31, 2011, and December 31, 2010, and the results of their operations and their cash flows for the business years from January 1 to December 31, 2011, January 1 to December 31, 2010, and January 1 to December 31, 2009, in conformity with German Commercial Law (HGB).

Stuttgart, May 29, 2012

/s/ PricewaterhouseCoopers
Aktiengesellschaft
Wirtschaftsprüfungsgesellschaft

Jürgen Schwehr        ppa. Viola Weiss
Wirtschaftsprüfer        Wirtschaftsprüferin
(German Public Auditor)    (German Public Auditor)

Car Communication Holding GmbH, Neckartenzlingen

Consolidated Balance Sheet as of December 31, 2011

A s s e t s
				December 31, 2011	December 31, 2010
				€	€
A.	Fixed assets
	I.	Intangible assets
		1	Concessions, industrial property rights and similar rights and assets,
			and licenses in such rights and assets	2,287,476.49	2,447,112.52
		2	Goodwill	38,400.00	—
		3	Payments on account	450,634.77	355,904.96
				2,776,511.26	2,803,017.48

	II.	Tangible assets
		1	Land, land rights and buildings, including
			buildings on third-party land	2,290,414.31	2,114,343.03
		2	Technical equipment and machines	3,505,557.91	3,885,553.61
		3	Other equipment, factory and office equipment	3,483,266.21	3,038,647.67
		4	Payments on account and assets under construction	706,037.36	151,688.98
				9,985,275.79	9,190,233.29
				12,761,787.05	11,993,250.77

B.	Current assets
	I.	Inventories
		1	Raw materials and supplies	9,889,851.75	8,093,524.67
		2	Work in process	2,512,117.21	2,089,030.12
		3	Finished goods and merchandise	3,453,292.13	1,904,979.59
				15,855,261.09	12,087,534.38
	II.	Receivables and other assets
		1	Trade receivables	15,948,719.88	14,908,060.77
		2	Receivables from shareholders	214,004.28	—
		3	Other assets	1,034,092.80	1,096,467.89
				17,196,816.96	16,004,528.66

	III.	Cash on hand, bank balances		10,323,528.55	7,729,024.83
				43,375,606.60	35,821,087.87

C.	Deferred taxes			933,125.95	942,984.41

D.	Prepaid expenses			77,895.77	48,674.26
				57,148,415.37	48,805,997.31

Equity and Liabilities
			December 31, 2011	December 31, 2010
			€	€
A.	Equity
	I.	Subscribed capital	54,700.00	54,700.00
	II.	Capital reserve	2,135,865.05	2,135,865.05
	III.	Equity difference from currency translation	(1,630,195.11)	(763,073.19)
	IV.	Group net retained profits	14,434,144.75	6,045,694.69
			14,994,514.69	7,473,186.55

B.	Accruals
	1	Accruals for pensions and similar obligations	4,516,479.04	4,096,809.00
	2	Tax accruals	2,158,196.65	1,186,639.84
	3	Other accruals	9,053,551.38	8,495,091.02
			15,728,227.07	13,778,539.86

C.	Liabilities
	1	Liabilities to banks	8,750,000.00	9,500,000.00
	2	Prepayments received on account of orders	605.06	—
	3	Trade payables	11,146,940.63	10,522,401.38
	4	Liabilities to shareholders	4,726,803.36	5,996,211.19
	5	Other liabilities	1,791,218.64	1,524,057.22
		of which, related to tax € 1,085,497.33 (previous year: € 997,281.41) of which, related to social security: € 428,436.77 (previous year: € 441,919.48)
			26,415,567.69	27,542,669.79

D.	Deferred income		10,105.92	11,601.11

			57,148,415.37	48,805,997.31

Car Communication Holding GmbH, Neckartenzlingen

Consolidated Income Statement for the Financial Year
from January 1 to December 31, 2011

			Jan 1 - Dec 31, 2011	Jan 1 - Dec 31, 2010	Jan 1 - Dec 31, 2009
			€	€	€
1		Sales	143,113,630.10	123,370,654.39	83,855,140.44
2		Increase/decrease(-) in finished goods inventories and work in process	1,068,685.12	231,286.35	(316,428.75)
3		Own work capitalized	16,250.00	13,785.00	19,546.90
4		Total gross production value	144,198,565.22	123,615,725.74	83,558,258.59
5		Other operating income	7,245,750.20	6,229,029.41	5,502,049.26
			151,444,315.42	129,844,755.15	89,060,307.85
6		Cost of materials
	a)	Cost of raw materials and supplies
		and of purchased merchandise	79,131,435.47	66,483,076.58	42,991,350.57
	b)	Cost of purchased services	144,501.05	397,470.89	396,966.72
			79,275,936.52	66,880,547.47	43,388,317.29
7		Personnel expenses
	a)	Wages and salaries	28,224,238.41	25,446,767.91	22,319,522.22
	b)	Social security and other pension costs	5,630,199.22	4,895,759.74	4,419,337.86
		of which, for old-age pensions: € 342,047.29
		(previous year: € 113,819.40)	33,854,437.63	30,342,527.65	26,738,860.08
8		Depreciation on intangible fixed assets
		and tangible assets	3,800,343.59	4,538,094.42	5,100,235.97
9		Other operating expenses	21,753,697.99	20,335,297.70	16,976,446.66
			25,554,041.58	24,873,392.12	22,076,682.63
10		Operating result	12,759,899.69	7,748,287.91	(3,143,552.15)
11		Other interest and similar income	99,674.33	18,668.84	51,061.95
12		Interest and similar expenses	1,274,700.77	1,405,243.35	1,106,948.81
13		Financial result	(1,175,026.44)	(1,386,574.51)	(1,055,886.86)
14		Results from ordinary activities	11,584,873.25	6,361,713.40	(4,199,439.01)
15		Extraordinary result	—	3,170,467.25	—
16		Taxes on income	(3,165,046.39)	(2,060,370.70)	215,499.29
17		Other taxes	(31,376.80)	—	(22,638.24)
18		Net income for the year	8,388,450.06	7,471,809.95	(4,006,577.96)
19		Retained profits / accumulated losses brought forward	6,045,694.69	(1,426,115.26)	2,580,462.70
20		Group net retained profits	14,434,144.75	6,045,694.69	(1,426,115.26)

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

I.    Basic Facts

The consolidated financial statements of Car Communication Holding GmbH for the 2011 financial year were prepared according to the provisions of the German Commercial Code (HGB). The accounting and valuation principles valid for large companies were applied, as per the provisions of HGB.

The consolidated income statement is classified using the total cost accounting method (total expenditure format).

The previous year was the first time that the consolidated financial statements were prepared in accordance with the provisions of the version of the Commercial Code (HGB) issued subsequent to the German Accounting Law Modernization Act (BilMoG). Provided it was permissible, the amounts stated hitherto for assets and liabilities were retained and carried on. The application of the new provisions resulted in valuation differences in the previous year which were shown as extraordinary expenses amounting to € 850 thousand.
Furthermore, in accordance with Section 309 (2) No. 2 HGB, extraordinary income of € 4,021 thousand was recognized in the previous year as a result of the release of negative differences.

With effect from the previous year, the "equity difference from currency translation" is shown as a separate item under the heading of equity.

II.    Consolidated companies

In accordance with Section 294 (1) HGB and by way of full consolidation, Car Communication Holding GmbH was included (as the parent company) in the consolidated financial statements, along with the following 5 domestic and foreign subsidiaries:

Company	Equity of	Share	Share	Result for 2010
Full consolidation	company December 31, 2010	in equity in %	in equity in %	according to local law
			- prior year	in €'000
Hirschmann Car Communication GmbH, Neckartenzlingen	19,251	100%	100%	—
Hirschmann Car Communication Kft., Békéscsaba/Hungary	7,595	100%	100%	975
Hirschmann Car Communication S.A.S., Courbevoie/France	610	100%	100%	41
Hirschmann Car Communication Inc., Detroit/USA	216	100%	100%	(254)
Hirschmann Car Communication Co. Ltd., Shanghai/China	289	100%	100%	85

Company	Equity of	Share	Share	Result for 2011
Full consolidation	company December 31, 2011	in equity in %	in equity in %	according to local law
			- prior year	in €'000
Hirschmann Car Communication GmbH, Neckartenzlingen	19,251	100%	100%	—
Hirschmann Car Communication Kft., Békéscsaba/Hungary	8,119	100%	100%	1,474
Hirschmann Car Communication S.A.S., Courbevoie/France	651	100%	100%	46
Hirschmann Car Communication Inc., Detroit/USA	278	100%	100%	53
Hirschmann Car Communication Co. Ltd., Shanghai/China	846	100%	100%	259

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

III.    Principles of Consolidation

The consolidated financial statements are based on the individual annual financial statements of the companies included in the consolidation process. The individual statements were prepared according to uniform accounting and valuation principles.

In the case of all the companies included in the consolidation process, the individual financial statements had the same balance sheet dates as the consolidated financial statements.

The book value method was used when the consolidation process was first performed as of April 30, 2007.

The accounting and valuation methods used at the foreign subsidiaries included in the consolidation largely correspond to the principles of HGB. If there are any major deviations, adjustments (as per Section 308 HGB) are made in order to conform to the parent company's accounting and valuation principles.

The individual financial statements are integrated into the consolidated statements by applying the following measures:

Capital consolidation is performed on purchase transactions up to December 31, 2009 using the book value method, as per Section 301 (1) of the version of HGB valid up to May 28, 2009. This means setting the purchase cost off against the relevant proportion of the subsidiaries' equity on the date of incorporation or the date of purchase. No positive differences arose from capital consolidation when the consolidated financial statements were prepared for the first time as of April 30, 2007. The negative difference arising as of April 30, 2007 amounted to € 4,021 thousand. Until 2009 this was shown under the heading of revenue reserves. Last year, the negative differences were released with a corresponding effect on income. This was done via extraordinary income, in accordance with Section 309 (2) No. 2 HGB.

The process of currency translation was performed on financial statements denominated in a foreign currency in accordance with Section 308a HGB. The currency differences arising from translating the equity of foreign companies of the group at exchange rates that are now different from those valid at the time of the first consolidation were posted (without any effect on income) to the heading of "equity difference from currency translation".

As part of the debt consolidation process, receivables and liabilities existing mutually between the companies of the group were offset against each other. Currency and accounting-related differences were set off against each other in the income statement.

In preparing the consolidated income statement, not just the intercompany transactions were eliminated but also all recognizable major reciprocal income and expenses.

Intercompany results in fixed and current assets based on intragroup trade are eliminated with a corresponding effect on income.

Deferred taxes are accounted for pursuant to the provisions of Sections 274, 306 HGB. Deferred tax items are set up corresponding to the income tax rate applicable to the relevant company or (in the case of non-assignability) the average group tax rate.

IV.    Accounting, valuation and translation principles

Basic principles of currency translation

Transactions denominated in a foreign currency are reported in the individual financial statements using

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

the historical exchange rate valid at the time when they were first posted. Balance sheet items are valued as follows as at balance sheet date: Current (short-term) receivables in foreign currencies (with a remaining duration term of up to one year) and liquid funds or other current assets denominated in a foreign currency are translated using the average spot rate on balance sheet date.

In the case of the financial statements of companies included in the consolidation that are denominated in a foreign currency, the balance sheet items are converted at the rate valid on balance sheet date. The items in the income statements are converted using the year's average rate.

Currency differences relating to equity are recorded under the heading of "equity difference from currency translation", without affecting income.

Assets

Intangible and tangible fixed assets

Intangible assets purchased in return for payment are stated at purchase cost, and tangible assets are shown at purchase or manufacturing cost, less systematic depreciation.

Depreciation is calculated using the declining balance method in so far as this is permissible under tax law. This switches over to the straight-line method as soon as the latter leads to great amounts of depreciation. Additions made subsequent to December 31, 2007 are written off using the straight-line method. The useful lives applied to technical equipment and machines amount to four to six years, and three to fifteen years in the case of intangible assets and other equipment, factory & office equipment.

Low-value assets with a net purchase value of up to € 150 are written off in full in the year of their acquisition. Assets with a net purchase value of over € 150 and up to € 1,000 are posted to a compound item and written off over 5 years. There was a fixed value set for tools which was written off over a period of two years with effect from January 1, 2009.

Inventories

In the case of inventories, the purchased raw materials and supplies, merchandise, work in process and finished goods are valued at purchase or manufacturing cost or the lower attributable value at balance sheet date. Appropriate allowances have been made for inventory risks.

Insofar as it was evident at the time of preparation of the balance sheet that write-downs needed to be made on merchandise and finished goods due to their own costs not being full covered by the relevant proceeds, appropriate deductions were made to their value according to the principle of loss-free valuation. If, moreover, there are already orders definitely placed for these products, then accruals are set up to cover anticipated losses.

Receivables, other assets and liquid funds

Receivables, other assets and liquid funds are recognized at nominal value. In the case of receivables, individually calculated specific provisions and an appropriately measured general provision have been set up to cover recognizable individual risks and the general credit risk respectively.

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Re-insurance claims are valued at their respective asset value (coverage capital) as of balance sheet date, based on insurers' notifications. Insofar as the conditions for plan assets as per Section 246 (2) HGB are fulfilled, the asset values are set off against the corresponding accruals.

Deferred taxes

The Company applies the principles of Section 274 and 306. In calculating deferred taxes as of December 31, 2011, the corporate and trade tax rate applicable in future to each company is used, provided the changes in the law have been passed at balance sheet date. In the case of the deferred taxes relating to intragroup trade (elimination of intercompany profits), the calculation in the 2011 financial year was performed using a standard group tax rate, taking cost-benefit considerations into account, because this had no major impact on the net assets and results of the Group. The standard group tax rate is 28%.

Equity and Liabilities

Accruals

Accruals for pensions are measured on an actuarial calculation basis according to the projected unit credit method, taking into consideration Prof. Heubeck's 2005 G guidance tables. The accruals for pensions and similar obligations are discounted at a flat rate using the average interest rate of the past seven years published by the German Federal Bank (Deutsche Bundesbank) resulting from an assumed remaining duration period of 15 years (Section 253 (2) Clause 2 HGB). The interest rate amounts to 5.14% (previous year: 5.15%). The calculation of the accruals did not take into account any annual wage & salary increases. As in the previous year, the pension increase and fluctuation rates were assumed to be 2.0% p.a. and 3.0% respectively.

Pensions and similar obligations are set off against the assets that solely serve to fulfill such obligations and cannot be accessed by external third parties (so-called plan assets). These plan assets - which are earmarked for a specific purpose, pledged and safeguarded against insolvency - are measured at their fair value.

The other accruals take into account uncertain liabilities and recognizable risks. The accruals are stated at the amounts deemed necessary according to sound business judgment. The accrued amounts are partly calculated on an individual basis and partly stated at a flat rate.

Liabilities

Liabilities are stated at the redemption amounts.

V.    Explanations to the Consolidated Balance Sheet

Intangible and tangible fixed assets

In line with the findings of the external tax audit performed at HCC in the year under review, goodwill of € 42 thousand arising from the acquisition of a business in 2009 was capitalized belatedly. The goodwill is being amortized over the expected useful period of originally 15 years, based on the planned long-term utilization of the business and connected factors that substantiate its value - in particular, the customer relations that have passed over with it.

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Details of the development of fixed assets are shown in an appendix to the notes to the financial statements.

The columns headed "currency adjustment" show the deviations in value due to translating amounts using standard group exchange rates. Also, the "currency adjustment" column shows the difference in depreciation between using the average rate and the cut-off date rate.

Receivables and other assets

Under the heading of other assets, € 49 thousand has a remaining duration term of more than one year. As in the previous year, other receivables and other assets have a residual term of less than one year as of December 31, 2011.

Deferred tax assets

The deferred tax assets amounted to € 933 thousand in the financial year (previous year: € 943 thousand), of which € 933 thousand (previous year: € 850 thousand) related to deductible temporary differences and € 0 thousand (previous year: € 93 thousand) to tax loss carry-forwards which are fully dependent upon future taxable income. The deferred tax assets relating to temporary differences mainly concern pension accruals and other accruals at HCC.

Equity

The development of equity is shown in a separate appendix.

Accruals

The accruals for pensions and the early retirement scheme were set off against the plan assets within the context of Section 246 (2) HGB:

Redemption amount: pension accruals     € 4,690k (prior year: € 4,263k)
Current fair value of the plan assets    € 208k (prior year: € 199k)
(Purchase cost of the plan assets)    € 208k (prior year: € 199k)
Net obligation                € 4,482k (prior year: € 4,064k)

Redemption amount - obligations for
early retirement scheme             € 1,651k (prior year: € 1,822k)
Current fair value of the plan assets    € 812k (prior year: € 919k)
(Purchase cost of the plan assets)    € 813k (prior year: € 945k)
Net obligation                € 839k (prior year: € 903k)

The current fair value of the plan assets relating to the pension accruals corresponds to the asset value from the re-insurance cover which also corresponds to the purchase cost. The current fair value of the plan assets in the case of the obligations based on the early retirement scheme corresponds to the depot value (= market value) of the shares in the fund.

The connected income and expense can be broken down as follows:

Interest additions - pension accruals    € 194k (prior year: € 261k)

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Interest additions - accruals for early
retirement scheme            € 62k (prior year: € 83k)
Interest income from plan assets        € 7k (prior year: € 11k)
Expenses from calculating current fair
value of plan assets            € 1k (prior year: € 26k)

The expenses arising from the addition of accrued interest on accruals are shown separately in the interest result. To this extent, no offset is performed.

Liabilities

A table showing the liabilities' remaining duration terms and collateral is attached as an appendix.

There are liabilities to shareholders amounting to € 4,727 thousand (previous year: € 5,996 thousand). These are subordinate as per the terms of the related subordination agreements.

In order to collateralize liabilities to banks, there are collateral transfers of inventories and assignments of receivables amounting to € 6,000 thousand at the Car Communication Holding Group.

VI.    Explanations to the consolidated income statement

Sales

Sales revenues can be broken down as follows:

	2011	2010	2009

Germany	€ 98,683 thousand	€ 94,116 thousand	€ 65,922 thousand
Europe	€ 32,082 thousand	€ 22,943 thousand	€ 14,716 thousand
Third country	€ 10,449 thousand	€ 6,312 thousand	€ 3,217 thousand

	€ 143,114 thousand	€ 123,371 thousand	€ 83,855 thousand

Other operating income

The other operating income includes income of € 1,624 thousand (2010: € 1,072 thousand; 2009: € 1,515 thousand) from foreign currency translation.

Other operating expenses

Other operating expenses include expenses of € 1,355 thousand (2010: € 834 thousand; 2009: € 843 thousand) from currency translation.

Extraordinary result

The extraordinary result in the previous year includes extraordinary expenses of € 850 thousand from adopting the German Accounting Law Modernization Act (BilMoG) with effect from January 1, 2010 and

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

extraordinary income of € 4,021 thousand from the release of the negative differences.

Interest result

The interest expenses include expenses of € 301 thousand (2010: € 356 thousand; 2009: Nil) from the addition of accrued interest on accruals.

Taxes on income

In 2011, there are deferred tax expenses amounting to € 10 thousand (2010: € 405 thousand; 2009: € ‑381 thousand). These comprise deferred tax income of € 83 thousand (2010: € 572 thousand; 2009: € ‑86 thousand) from valuation differences between the commercial and the tax balance sheet, less deferred tax expenses € 93 thousand (2010: € 976 thousand; 2009: income from capitalizing the latter: € -476 thousand) from utilizing tax loss carry-forwards, and € 0 thousand (2010: € 1 thousand; 2009: € 9 thousand) from the elimination of intercompany profits.

VII.    Contingencies and other financial obligations

The total figure for other financial obligations comes to € 8,704 thousand as of December 31, 2011 (previous year: € 9,796 thousand). These relate to obligations to third parties based on rent contracts and amounting to € 1,961 thousand (previous year: € 1,735 thousand) and obligations for other fixed assets, above all, lease agreements for IT equipment amounting to € 4,850 thousand (previous year: € 4,956 thousand) and logistics services totaling € 1,893 thousand (previous year: € 3,020 thousand). The purchase commitment for fixed assets amounts to € 875 thousand (previous year: € 841 thousand).

VIII.     Derivatives
Forward exchange transactions in USD and HUF
Type of valuation units set up: Micro-hedge
Type of hedged risk: Risk of change in value (currency risks based on currency fluctuations {US dollars (USD) and Hungarian forints (HUF)}
The valuation units include liabilities as at balance sheet date totalling USD 2,463 (pervious year: USD 1,953) thousand and planned procurement transactions totalling USD 3,537 (previous year: USD 13,647) thousand or HUF 1,440,000 (previous year: HUF 1,200,000) thousand. Individual forward exchange contracts were signed for the individual liabilities or expected orders. The duration term of these contracts corresponds to the expected maturity of the underlying transaction.
The nominal value of the forward exchange contracts signed in order to hedge foreign currency transactions amounts to € 4,265 (previous year: € 11,293) thousand as of December 31, 2011 (relating to USD) and € 5,030 (previous year: € 4,098) thousand (relating to HUF), with current fair values totalling € +356 (previous year: € +480) thousand (relating to USD) and € -525 (previous year: € +92) thousand (relating to HUF) which are not posted to the accounts. The contracts have duration terms up to the end of 2012 in the case of the USD transactions and up to June 2013 (previous year: June 2012) for the HUF transactions.
The reconciliation of the parameters of the underlying and the hedging transactions that are relevant to the valuation process form the basis for calculating the effectiveness of the valuation unit. Its effectiveness is determined from a prospective point of view.
The current fair values of the derivative financial instruments are calculated using standard market valuation methods, taking into account the market values on the date of valuation. Foreign exchange contracts are

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

valued individually on the basis of the substitute amount using the current market forward exchange rate on cut-off date compared to the agreed forward exchange rate or contractual rate. The market forward exchange rates are geared towards the spot rate, taking into account forward premiums and forward discounts.

Interest swaps

The Company has signed interest hedging transactions in order to avoid interest rate risks with regard to existing bank loans. In this way, it has secured fixed interest rates over the duration of the interest swap through to March 2012.

At balance sheet date, there were two interest swaps in existence for a financing amount (nominal volume) of € 8,750 thousand (previous year: € 9,500 thousand). The market values of the interest swaps total € -66 thousand at balance sheet date (previous year: € -367 thousand). The market values are calculated using the "mark to market" method, taking into account the interest structure curve on balance sheet date whereby the future cash flow undergoes discounting. Because of the creation of valuation units, no accruals for anticipated losses are posted to the accounts.

IX.    Other Information

Personnel

The average number of employees in the financial year amounted to 813 (previous year: 727). This figure comprises 385 salaried employees (previous year: 357) and 428 industrial workers (previous year: 370).

Total year-end audit fees

The year-end auditor's total fee amounts to € 196 thousand (previous year: € 85 thousand). This consists of € 65 thousand (previous year: € 67 thousand) for year-end audit work, € 39 thousand (previous year: € 18 thousand) for tax consultancy services and € 92 thousand (previous year: € 0 thousand) for other services.

Management

Viktor Schicker (Dipl.-Kfm.), Waldbreitbach (resigned April 26, 2012)
Patrick M. Lavelle, Bonita Springs/Florida/USA (assigned April 26, 2012)
Mark Finger, Berghiem (assigned April 26, 2012)
Loriann Shelton, Moriches/New York/USA (assigned April 26, 2012)
Charles M. Stoehr, Lauren/New York/USA (assigned April 26, 2012)
John Verbinnen, Pulheim (assigned April 26, 2012)

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

X.    German GAAP to US GAAP Reconciliation

The 2011 and 2010 consolidated financial statements of the Group have been prepared in accordance with German generally accepted accounting principles (“German GAAP”), which differ in certain respects from accounting principles generally accepted in the United States of America (“US GAAP”). The effects of these differences on the Group's net income and shareholders' equity for the years ended December 31, 2011 and 2010 are set out below:

EFFECT OF APPLYING US GAAP

		2011		2010
expressed in thousands of EUR		Income	Shareholders'	Income	Shareholders'
		Statement	Equity	Statement	Equity
	Notes

Results and Shareholders' Equity under German GAAP:
Profit for the year		8,388		7,472
Shareholders' Equity			14,995		7,473

US GAAP Reporting Adjustments:
opening adjustment to shareholders'	a)		496		(360)
equity difference in depreciation	b)	(163)	(163)	(219)	(219)
unrealized results on derivatives	c)	(440)	(440)	861	861
difference in accounting re pensions and similar provisions	d)
- directly against Shareholders' Equity (AOCI)			(82)		(191)
- via Income Statement		300	300	1,009	1,009
reversal of provision for contingent	e)	(149)	(149)	281	281
losses inclusion of capitalized leases	f)	(12)	(12)
effect of 2007 Purchase Price Allocation	g)	(478)	(478)	(4,499)	(478)
Income tax impact of adjustments	h)	264	264	(407)	(407)
Results under US GAAP		7,710	14,731	4,498	7,969

Explanation of Notes:

a)    Opening adjustment to Shareholders' Equity

The reconciliation requirements are for two years only. However, in order to properly present the shareholders' equity reported under US GAAP, adjustments to opening retained earnings must be made. The adjustments made are the same as described in the following notes with the exception of Note e).

b)    Difference in accounting related to depreciation

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

The depreciation calculated under German GAAP differs from the amount calculated under US GAAP as until December 31, 2007, German GAAP allowed for depreciation to be calculated utilizing the declining balance method in so far as this was permissible under tax law. The methodology switched over to the straight-line method as soon as the straight-line methodology led to greater amounts of depreciation. Additionally, under German GAAP assets are generally depreciated over a useful life that is shorter than it would be under US GAAP.

c)    Unrealized results on derivatives

Under German GAAP the outstanding market positions on the interest rate and currency swaps are not recognized in the balance sheet because they are accounted for utilizing hedge accounting. As the documentation for the hedge accounting was not in place at the inception of the instrument, hedge accounting under US GAAP may not be applied, therefore the unrealized results regarding these outstanding positions need to be included in net income.

d)    Difference in accounting related to Pension and Similar Provisions

The pension related reserves under German GAAP need to be restated in order to comply with ASC 715-30 the related differences with German GAAP are reflected here. Part of the adjustment due to recognition of actuarial gains and losses (AOCI - Accumulated Other Comprehensive Income) is corrected directly against shareholders equity, net of tax (2011: kEuro 265, 2010: kEuro 191).

e)    Reversal of provision for contingent losses

The group has firm commitments for deliveries of certain products to be produced and sold in the future at a price that is less than the cost of producing the product. The estimated losses were recorded under German GAAP but are reversed under US GAAP as provision for loss making contracts are not permissible under US GAAP.

f)    Inclusion of capitalized leases

The Group entered into several lease agreements for new machinery in 2011 that according to German GAAP did not qualify for inclusion in the Balance Sheet; for US GAAP purposes however these should be capitalized. The effect on 2011 income is shown here.

g)    Effects of 2007 Purchase Price Allocation

On April 30, 2007 the Group was acquired by the former German shareholders following a split-up of the original Hirschmann Group. The resulting negative goodwill was written off directly against Revenue Reserves following German GAAP at the time. Due to a change in German accounting law (Bilanzrechtsmodernisierungsgesetz, BilMoG) this write down was released to 2010 Income and reclassified to Retained Earnings.

Under US GAAP however a Purchase Price Allocation should have been conducted in accordance with SFAS No. 141 “Business Combinations and SFAS 142 “Goodwill and Other Intangible Assets” as applicable at 30th April 2007.

For the purpose of this reconciliation the effects of the German accounting treatment of the original negative goodwill were reversed and replaced by the effects of the re-appraisal of the April 30, 2007 assets and liabilities on the Net Income and Shareholders' Equity of the subsequent years.

h)    Income tax impact of adjustments

The changes noted above are income tax affected based on the currently enacted effective tax rate for the

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Group.

Cash Flow Statement

	Notes	01/01-12/31/2011		01/01-12/31/2010
		As Reported	US GAAP Adjustments	As Reported	US GAAP Adjustments
		€'000		€'000
Net result for the year prior to extraordinary items		8,388		4,301
US GAAP Net Income adjustments			(679)		1,047

Depreciation on tangible and intangible assets	b	3,800	175	4,538	219
	g		478		478
Other non-cash-effective changes	c	(151)	440	308	(861)
Increase/decrease in pension accruals	d	420	(300)	209	(1,009)
Gains/losses from the disposal of assets		27		(23)
Increase/decrease in short-term accruals		1,530		1,758
Increase/decrease in inventories, trade receivables and other assets not related to investing or financing activities		(4,980)		(7,170)
Increase in trade payables and other liabilities not related to investing or financing activities	e	892	150	3,904	(281)
	h		(264)		407
			679		(1,047)
Cash flow from operating activities		9,926	—	7,825	—

There are no reconciling items for investing and financing activities.

Classification differences between German and US GAAP

In addition to the differences between German and US GAAP related to the recognition and measurement of transactions by the Group, there are also a number of differences in the manner in which items are classified in the consolidated income statement and consolidated balance sheet. These classification differences have no impact on the net income or shareholders' equity.

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Notes to the Consolidated Financial Statements of Car Communication
Holding GmbH, Neckartenzlingen for the 2011 Financial Year

Appendix

Car Communication Holding Group, Neckartenzlingen

Liabilities according to maturity

	As of	Of which, remaining terms			As of
	31-Dec-11	up to 1 year	1 to 5 years	>5 years	31-Dec-10	Collateral
	in €'000	in €'000	in €'000	in €'000	in €'000	in €'000

Liabilities to	8,750	5,750	3,000	---	9,500	6,000
banks

Prepayments received	1	1	---	---	0
on account of orders

Trade payables	11,147	11,147	---	---	10,523

Liabilities to	4,727	4,727	---	---	5,996
shareholders

Other liabilities	1,791	1,791	---	---	1,524

	26,416	23,416	3,000	---	27,543

Out of the liabilities as of December 31, 2010, € 12,797 thousand had a remaining term of up to 1 year, € 8,000 thousand a term of 1 to 5 years, and € 6,746 thousand a term of more than 5 years.

Car Communication Holding GmbH, Neckartenzlingen

Group Fixed Asset Movement Schedule as of December 31, 2011

			Purchase or manufacturing cost
			As of	Translation	Additions	Disposals	Transfers	As of
			January 1,	adjustment				December 31,
			2011					2011
			€	€	€	€	€	€
I.	Intangible assets
	1.	Concessions, industrial property rights and similar rights and assets, and licenses in such rights and assets	13,310,886	(45,275)	797,205	70,121	355,905	14,348,600
	2.	Goodwill	—	—	41,600	—	—	41,600
	3.	Payments on account	355,905	—	450,635	—	(355,905)	450,635
			13,666,791	(45,275)	1,289,440	70,121	—	14,840,834
II.	Tangible assets
	1.	Land, land rights and buildings, including buildings on third-party land	2,798,816	(247,404)	448,549	13,532	—	2,986,429
	2.	Technical equipment and machines	17,187,873	(348,554)	801,879	613,799	37,761	17,065,160
	3.	Other equipment, factory and office equipment	10,697,667	(35,634)	1,719,170	234,890	110,860	12,257,173
	4.	Payments on account and assets under construction	151,689	(3,068)	706,037	—	(148,621)	706,037
			30,836,045	(634,660)	3,675,636	862,221	—	33,014,800

			44,502,836	(679,935)	4,965,076	932,342	—	47,855,634

			Accumulated depreciation					Carrying amount
			As of	Translation	Additions	Disposals	As of	As of	As of
			January 1,	adjustment			December 31,	December 31,	January 1,
			2011				2011	2011	2011
			€	€	€	€	€	€	€
I.	Intangible assets
	1.	Concessions, industrial property rights and similar rights and assets, and licenses in such rights and assets	10,863,773	(43,351)	1,272,824	32,122	12,061,123	2,287,476.49	2,447,112.52
	2.	Goodwill	—	—	3,200	—	3,200	38,400.00	—
	3.	Payments on account	—	—	—	—	—	450,634.77	355,904.96
			10,863,773	(43,351)	1,276,024	32,122	12,064,323	2,776,511.26	2,803,017.48
II.	Tangible assets
	1.	Land, land rights and buildings, including buildings on third-party land	684,473	(58,433)	75,407	5,432	696,015	2,290,414.31	2,114,343.03
	2.	Technical equipment and machines	13,302,319	(243,077)	1,097,227	596,867	13,559,602	3,505,557.91	3,885,553.61
	3.	Other equipment, factory and office equipment	7,659,019	(27,522)	1,351,686	209,276	8,773,907	3,483,266.21	3,038,647.67
	4.	Payments on account and assets under construction	—	—	—	—	—	706,037.36	151,688.98
			21,645,812	(329,032)	2,524,320	811,575	23,029,524	9,985,275.79	9,190,233.29

			32,509,585	(372,384)	3,800,344	843,698	35,093,847	12,761,787.05	11,993,250.77

Car Communication Holding GmbH, Neckartenzlingen

Group Fixed Asset Movement Schedule as of December 31, 2010

			Purchase or manufacturing cost
			As of	Translation	Additions	Disposals	Transfers	As of
			January 1,	adjustment				December 31,
			2010					2010
			€	€	€	€	€	€
I.	Intangible assets
	1.	Concessions, industrial property rights and similar rights and assets, and licenses in such rights and assets	13,408,535.17	(12,495.12)	497,221.04	679,095.60	96,720.27	13,310,885.77
	2.	Payments on account	95,442.95	1,277.32	355,904.96	—	(96,720.27)	355,904.96
			13,503,978.12	(11,217.80)	853,126.00	679,095.60	—	13,666,790.73
II.	Tangible assets
	1.	Land, land rights and buildings, including buildings on third-party land	2,847,900.93	(67,557.93)	27,112.44	8,639.38	—	2,798,816.06
	2.	Technical equipment and machines	15,772,714.69	(81,341.58)	1,526,713.78	118,051.57	87,837.32	17,187,872.64
	3.	Other equipment, factory and office equipment	9,412,367.95	5,523.99	1,173,555.62	33,995.60	140,215.22	10,697,667.17
	4.	Payments on account and assets under construction	230,459.52	(2,406.98)	151,688.98	—	(228,052.54)	151,688.98
			28,263,443.09	(145,782.50)	2,879,070.82	160,686.55	—	30,836,044.85

			41,767,421.21	(157,000.30)	3,732,196.82	839,782.15	—	44,502,835.58

			Accumulated depreciation
			As of	Translation	Additions	Disposals	Transfers	As of
			January 1,	adjustment				December 31,
			2010					2010
			€	€	€	€	€	€
I.	Intangible assets
	1.	Concessions, industrial property rights and similar rights and assets, and licenses in such rights and assets	9,251,591.44	(11,699.72)	1,938,369.75	314,845.37	357.16	10,863,773.25
	2.	Payments on account	328.18	28.97	—	—	(357.16)	—
			9,251,919.62	(11,670.75)	1,938,369.75	314,845.37	—	10,863,773.25
II.	Tangible assets
	1.	Land, land rights and buildings, including buildings on third-party land	622,629.32	(13,079.30)	75,615.17	692.16	—	684,473.03
	2.	Technical equipment and machines	12,373,540.00	(60,926.51)	1,107,841.06	118,135.51	—	13,302,319.03
	3.	Other equipment, factory and office equipment	6,267,738.16	3,159.19	1,416,268.45	28,146.30	—	7,659,019.50
	4.	Payments on account and assets under construction	—	—	—	—	—	—
			19,263,907.47	(70,846.62)	2,599,724.68	146,973.97	—	21,645,811.56

			28,515,827.09	(82,517.37)	4,538,094.42	461,819.34	—	32,509,584.80

			Carrying amount
			As of	As of
			December 31,	January 1,
			2010	2010
			€	€
I.	Intangible assets
	1.	Concessions, industrial property rights and similar rights and assets, and licenses in such rights and assets	2,447,112.52	4,156,943.74
	2.	Payments on account	355,904.96	95,114.77
			2,803,017.48	4,252,058.51
II.	Tangible assets
	1.	Land, land rights and buildings, including buildings on third-party land	2,114,343.03	2,225,271.61
	2.	Technical equipment and machines	3,885,553.61	3,399,174.69
	3.	Other equipment, factory and office equipment	3,038,647.67	3,144,629.79
	4.	Payments on account and assets under construction	151,688.98	230,459.52
			9,190,233.29	8,999,535.61

			11,993,250.77	13,251,594.12

Car Communication Holding GmbH, Neckartenzlingen
Consolidated Financial Statements as of December 31, 2011
Statement of Changes in Equity for the Financial Year
from January 1 to December 31, 2011

			Revenue reserves
				Cumulative	Group net retained	Equity as per
	Subscribed	Capital	Negative	translation	profits / net accu-	group
	capital	reserve	difference	adjustment *	mulated losses	balance sheet
	€	€	€	€	€	€
As of Jan 1, 2009	54,700.00	2,135,865.05	4,020,856.25	(487,527.67)	2,580,462.70	8,304,356.33

Capital increase
Dividends	—	—	—	—	—	—
Group net income for the year	—	—	—	19,845.43	(4,006,577.96)	(3,986,732.53)
Withdrawal from capital reserve	—	—	—	—	—	—
Other changes	—	—	—	(137,230.33)	—	(137,230.33)
As of Dec 31, 2009	54,700.00	2,135,865.05	4,020,856.25	(604,912.57)	(1,426,115.26)	4,180,393.47

As of Jan 1, 2010	54,700.00	2,135,865.05	4,020,856.25	(604,912.57)	(1,426,115.26)	4,180,393.47

Capital increase
Dividends	—	—	—	—	—	—
Release of negative difference	—	—	(4,020,856.25)	—	—	(4,020,856.25)
Group net income for the year	—	—	—	(12,295.80)	7,471,809.95	7,459,514.15
Withdrawal from capital reserve	—	—	—	—	—	—
Other changes	—	—	—	(145,864.82)	—	(145,864.82)
As of Dec 31, 2010	54,700.00	2,135,865.05	—	(763,073.19)	6,045,694.69	7,473,186.55
* shown as a separate item from 2010 onwards

As of Jan 1, 2011	54,700.00	2,135,865.05	—	(763,073.19)	6,045,694.69	7,473,186.55

Capital increase	—	—	—	—	—	—
Dividends	—	—	—	—	—	—
Release of negative difference	—	—	—	—	—	—
Group net income for the year	—	—	—	(117,274.19)	8,388,450.06	8,271,175.87
Withdrawal from capital reserve	—	—	—	—	—	—
Other changes	—	—	—	(749,847.73)	—	(749,847.73)
As of Dec 31, 2011	54,700.00	2,135,865.05	—	(1,630,195.11)	14,434,144.75	14,994,514.69

Car Communication Holding GmbH, Neckartenzlingen

Cash Flow Statement

	01/01-12/31/2011	01/01-12/31/2010	01/01-12/31/2009
	€'000	€'000	€'000
Net result for the year prior to extraordinary items	8,388	4,301	(4,007)
Depreciation on tangible and intangible assets	3,800	4,538	5,100
Other non-cash-effective changes	(151)	308	(35)
Increase/decrease in pension accruals	420	209	108
Gains/losses from the disposal of assets	27	(23)	2
Increase/decrease in short-term accruals	1,530	1,758	1,660
Increase/decrease in inventories, trade receivables and other assets not related to investing or financing activities	(4,980)	(7,170)	231
Increase in trade payables and other liabilities not related to investing or financing activities	891	3,903	1,378
Cash flow from operating activities	9,926	7,825	4,438
Receipts from the disposal of tangible assets	62	400	691
Payments for investments in tangible and intangible assets	(4,965)	(3,732)	(3,021)
Cash flow from investing activities	(4,903)	(3,332)	(2,330)
Receipts from taking out long-term loans	—	—	391
Payments for repaying loans	(2,410)	(758)	(742)
Cash flow from financing activities	(2,410)	(758)	(351)
Change in cash funds	2,613	3,735	1,757
Changes in cash funds due to exchange rates or changes in the basis of consolidation	(18)	(1)	(22)
Cash funds at the beginning of the period	7,729	3,995	2,260
Cash funds at the end of the period	10,324	7,729	3,995